UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2020

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 24, 2020, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) filed Form 8-K with the Securities and Exchange Commission (“SEC”) announcing that it had completed the previously announced acquisition of Progressive Games Partners LLC (“PGP”).

Pursuant to SEC rules, the Company is required to file Form 8-K/A within 75 days of the date of the acquisition.  In the 8-K/A, the Company is required to provide PGP financial statements prepared in accordance with US GAAP for the most recently completed fiscal year and the most recently completed interim period.  The fiscal year financials must be audited under US GAAP.  In addition, the Company must present pro forma combined financials.

The Company is unlikely to be able to meet the 75-day deadline for several reasons.   First, COVID restrictions put in place after the acquisition was agreed to in February 2020 have made it impossible to travel to the Isle of Man where PGP’s books and records are maintained.  Secondly, the Company had difficulty locating an accounting firm able or willing to perform the audit under US GAAP at a reasonable fee.  Finally, the Company has been affected by staffing shortages that are a consequence of the COVID pandemic.

The Company has engaged an accounting firm, and the preparation and audit of the PGP financials is in process.  The Company expects to be able to file the 8-K/A prior to the end of 2020.

In the meantime, the Company is providing the following summary financial data prepared in accordance with UK GAAP.  The provision of these UK GAAP figures does not relieve the Company of its obligation to file the US GAAP statements on the Form 8-K/A.  In addition, differences between UK GAAP and US GAAP may lead to differences in the presentation and amounts of income and expense from the presentation and amounts shown here.

(USD)	Year Ended 12/31/19

Revenue	$5,150,639
Cost of revenue	(2,159,660)
Gross profit	2,990,979

Debt and loan write-offs/impairments	(1,705,537)
Administrative expenses	(965,466)
Other income (FX gains, net)	21,711
Operating Income	$341,687

At the closing, the Company paid $6,425,000 in cash (including a previous deposit of $250,000) and issued 3,141,361 common shares with a market value of $1.27 per share for total consideration of $10,414,528.

Signature Page Follows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2020

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer